UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

7333 E. Doubletree Ranch Road, Suite D270, Scottsdale, Arizona 85258

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

Item 2.02	Completion of Acquisition or Disposition of Assets

On July 31, 2020, Cerberus Cyber Sentinel Corporation (the “Company”) entered into an Share Purchase Agreement (the “SPA”) with Clear Skies Security LLC (“Clear Skies”), and its equity holders. Pursuant to the SPA, all of Clear Skies’ outstanding equity securities were acquired by the Company in exchange for the issuance of 2,330,000 shares of common stock, par value $0.00001, of the Company.

Clear Skies is an information technology consulting firm specializing in identifying security vulnerabilities by extensive testing of their clients. This can be used for exposing security loopholes in the client’s systems and is a process that is crucial to safeguard important data. One such extensive test is Penetration Testing, or a Pen Test, which refers to the simulated cyber-attack that is made to exploit a data system at a certain point to detect the exploitable vulnerabilities within a client’s system security. After a vulnerability is found that could possibly be used to exploit the system to gain access to the clients data, Clear Skies then creates mediation or remedies or immediate corrective measures for resolving vulnerability. Clear Skies also performs remediation, future cybersecurity road mapping and proactive planning with their clients to protect clients from possible future exposures. Clear Skies is based in Alpharetta, Georgia and has a regional office in Stuart, Florida.

The foregoing description does not purport to describe all of the terms and provisions of the SPA and is qualified in in its entirety by reference to the SPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The shares of the Company’s common stock issued to the equity holders of Clear Skies described under Item 1.01 above were not registered under the Securities Act of 1933, as amended, in reliance upon an exemption from registration under Section 4(a)(2) thereof.

Item 9.01	Financial Statements and Exhibits

(a)            Financial statements of business acquired

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)           Pro forma financial information

The pro forma financial information required by this item will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)          Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement among Cerberus Cyber Sentinel Corporation, Clear Skies Security LLC and all of its Members, dated July 31, 2020

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By: /s/ David G. Jemmett
David G. Jemmett
Chief Executive Officer (Principal Executive and Principal Accounting Officer)

August 6, 2020

3